Exhibit 99.1

AGREEMENT

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing with the other (as such term is defined in the Schedule 13G referred to below) on behalf of each other of a statement on Schedule 13G with the United States Securities and Exchange Commission (including amendments thereto) with respect to the Common Stock, par value $1.00 per share, of Antero Resources Corporation, a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Dated: February 13, 2014	Trilantic Capital Partners Fund III Onshore Rollover L.P.
By: Trilantic Capital Management L.P., its investment advisor

	By:	/s/ Christopher R. Manning
	Name:	Christopher R. Manning
	Title:	Partner

Trilantic Capital Partners AIV I L.P.
By: Trilantic Capital Management L.P., its investment advisor

	By:	/s/ Christopher R. Manning
	Name:	Christopher R. Manning
	Title:	Partner

Trilantic Capital Partners Fund AIV I L.P.
By: Trilantic Capital Management L.P., its investment advisor

	By:	/s/ Christopher R. Manning
	Name:	Christopher R. Manning
	Title:	Partner

Trilantic Capital Partners Fund (B) AIV I L.P.
By: Trilantic Capital Management L.P., its investment advisor

	By:	/s/ Christopher R. Manning
	Name:	Christopher R. Manning
	Title:	Partner

TCP Capital Partners V AIV I L.P.
By: Trilantic Capital Management L.P., its investment subadvisor

	By:	/s/ Christopher R. Manning
	Name:	Christopher R. Manning
	Title:	Partner

Trilantic Capital Partners IV L.P
By: Trilantic Capital Partners Associates IV L.P., its general partner
By: Trilantic Capital Partners Associates MGP IV LLC, its general partner

By:	/s/ Christopher R. Manning
Name:	Christopher R. Manning
Title:	Partner

Trilantic Capital Partners Group VI L.P.
By: Trilantic Capital Partners Associates IV (Parallel GP) L.P., its general partner
By: Trilantic Capital Partners Associates MGP IV LLC, its general partner

By:	/s/ Christopher R. Manning
Name:	Christopher R. Manning
Title:	Partner

Trilantic Capital Partners Fund IV Funded Rollover L.P.
By: Trilantic Capital Partners Associates IV (Parallel GP) L.P., its general partner
By: Trilantic Capital Partners Associates MGP IV LLC, its general partner

By:	/s/ Christopher R. Manning
Name:	Christopher R. Manning
Title:	Partner

TCP Capital Partners VI L.P.
By: Trilantic Capital Management L.P., its investment subadvisor

By:	/s/ Christopher R. Manning
Name:	Christopher R. Manning
Title:	Partner

TCP Antero I-1 Holdco, LLC

By:	/s/ Christopher R. Manning
Name:	Christopher R. Manning
Title:	President

TCP Antero I-2 Holdco, LLC

By:	/s/ Christopher R. Manning
Name:	Christopher R. Manning
Title:	President

TCP Antero I-4 Holdco, LLC

By:	/s/ Christopher R. Manning
Name:	Christopher R. Manning
Title:	President

TCP Antero Principals LLC

By:	/s/ Christopher R. Manning
Name:	Christopher R. Manning
Title:	Managing Member

Trilantic Capital Management L.P.

By:	/s/ Christopher R. Manning
Name:	Christopher R. Manning
Title:	Managing Member

Charles Ayres

By:	/s/ Charles Ayres
Name:	Charles Ayres

E. Daniel James

By:	/s/ E. Daniel James
Name:	E. Daniel James

Christopher R. Manning

By:	/s/ Christopher R. Manning
Name:	Christopher R. Manning

Jon Mattson

By:	/s/ Jon Mattson
Name:	Jon Mattson

Charles C. Moore

By:	/s/ Charles C. Moore
Name:	Charles C. Moore